                                 ESYNCH CORPORATION
                                15502 Mosher Avenue
                              Tustin, California 92780
                                   (714) 258-1900
                                 Fax (714) 258-7177


                                                         as of October 29, 1999


To each of the Entities Listed
on Schedule A attached hereto


          RE:  AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT
               RELATING TO THE SERIES J CONVERTIBLE PREFERRED STOCK


Gentlemen:

          Reference is made to (i) the Securities Purchase Agreement, dated as of July 22, 1999 (the "Purchase Agreement"), among eSynch Corporation (the "Company") and each of the purchasers listed on Schedule A attached hereto (collectively, the "Purchasers"), (ii) the Registration Rights Agreement, dated as of July 22, 1999 (the "Registration Rights Agreement"), among the Company and the Purchasers, and (iii) the Escrow Agreement, dated as of July 22, 1999 (the "Escrow Agreement"), among the Company, the Purchasers and the Escrow Agent named therein. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the Purchase Agreement.

          Each of the Purchasers and the Company agree and acknowledge that as of the date of this letter agreement, the Purchasers have purchased in the aggregate 250 shares of Preferred Stock and Warrants to purchase 187,500 shares of the Company's common stock, par value $.001 per share (the "Common Stock") for an aggregate purchase price of $2,500,000.

          Notwithstanding anything to the contrary contained in any of the Transaction Documents, including but not limited to Section 1.1 of the Purchase Agreement, each of the Purchasers, the Company and Talbiya Investments Ltd. (the "Additional Purchaser") agrees and acknowledges that the Company shall sell and issue to the Additional Purchaser, and the Additional Purchaser agrees to purchase from the Company, 12.5 shares of Preferred Stock and Warrants to purchase 9,375 shares of Common Stock for an aggregate purchase price of $125,000 (the "Purchase Price"). Each of the Purchasers, the Company and the Additional Purchaser agrees and acknowledges that the Additional Purchaser shall become a party to the Purchase Agreement, the Registration Rights Agreement and the Escrow Agreement and upon execution of such documents and payment of the Purchase Price shall be considered a "Purchaser" therein.

          Notwithstanding anything to the contrary contained herein or in any of the Transaction Documents, each of the Company, the Purchasers and the Additional Purchaser agrees and acknowledges that the term "Final Closing Date" for purposes of the Purchase Agreement, the Registration Rights Agreement and the other Transaction Documents shall mean September 30, 1999, the closing date of the second tranche of $1,000,000 of Preferred Stock and Warrants. Accordingly, the Filing Date (as that term is used in the Registration Rights Agreement) of the Registration Statement shall mean November 29, 1999 and the Effectiveness Date (as that term is used in the Registration Rights Agreement) shall mean February 28, 2000.

          Except as set forth in this letter agreement, this letter agreement does not in any manner amend any of the Transaction Documents and the Transaction Documents shall remain and continue in full force and effect.

          Please acknowledge your agreement to the foregoing by signing in the space provided below and returning an executed copy of this letter agreement to the Company.

                                    Very truly yours,

                                    ESYNCH CORPORATION


                                    By: Thomas E. Hemingway
                                       ---------------------------------------
                                       Name:  Thomas E. Hemingway
                                       Title: CEO


AGREED AND ACKNOWLEDGED:

GILSTON CORPORATION, LTD.


By:
   ------------------------------
   Name:
   Title:


MANCHESTER ASSET MANAGEMENT, LTD.


By:
   ------------------------------
   Name:
   Title:

TRITON PRIVATE EQUITY FUND L.P.
 By:  Triton Capital Management LLC, its General Partner


By:
   ------------------------------
   Name:
   Title:


AMRO INTERNATIONAL, S.A.


By:
   ------------------------------
   Name:
   Title:


ESQUIRE TRADE & FINANCE INC.


By:
   ------------------------------
   Name:
   Title:


AUSTINVEST ANSTALT BALZERS


By:
   ------------------------------
   Name:
   Title:


TALBIYA INVESTMENTS LTD.


By:
   ------------------------------
   Name:
   Title:

                                     SCHEDULE A


Gilston Corporation, Ltd.
Charlotte House
Charlotte Street
P.O. Box N-9204
Nassau, Bahamas
Tel. No.: (242)394-2700
Fax No:  (242) 394-8348
Attn: Anthony L. M. Inder Rieden

Manchester Asset Management, Ltd.
Charlotte House
Charlotte Street
P.O. Box N-9204
Nassau, Bahamas
Tel. No.: (242) 394-2700
Fax No: (242) 394-8348
Attn: Anthony L. M. Inder Rieden

Triton Private Equity Fund L.P.
225 North Market Street, Suite 220
Wichita, Kansas 67202
Tel. No.: (316) 262-8874
Fax No.: (316) 262-6801
Attn: Mr. John C. Tausche

Amro International S.A.
40 Ultra Finance
Grossmuenster Platz #6
Zurich, Switzerland CH822
Tel. No.: (316) 262-8874
Fax No.: (316) 262-6801

Esquire Trade & Finance Inc.
Trident Chambers
P.O. Box 146
Road Town, Tortola, BVI
Tel. No.: 011-041-769-1069
Fax No: 011-041-760-1031
Attn: Roland Winiger

Austinvest Anstalt Balzers
Landstrasse 938
9494 Furstentum
Vaduz/Liechtenstein
Austria
Tel. No.: 011-431-534-532951
Fax No:  011-431-534-532895
Attn: Walter Grill

Talbiya Investments Ltd.
Ragnall House
18 Peel Road
Douglas, Isle of Man
1M14L2 United Kingdom
Attn: David Grin